UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 27, 2016 (November 14, 2016)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32421	58-2342021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1718, New York, NY	10170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(212) 201-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: On November 18, 2016, the registrant filed a Current Report on Form 8-K under Items 2.01, 2.03, 3.02 and 1.01. This Amendment No. 2 to such Current Report, which is set forth in its entirety, is being amended to provide the information required by Item 9.01(a) and Item 9.01(b).

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 14, 2016, Fusion NBS Acquisition Corp. (the “Buyer” or “FNAC”), a subsidiary of Fusion Telecommunications International, Inc. (“Fusion”), and Fusion (solely for limited enumerated purposes) entered into a Stock Purchase and Sale Agreement (the “Apptix Purchase Agreement”) with Apptix, ASA (the “Seller”), pursuant to which FNAC acquired all of the issued and outstanding capital stock of Apptix, Inc., a wholly-owned subsidiary of the Seller (“Apptix”). Apptix provides managed and hosted business communication, collaboration, compliance and security, and infrastructure solutions to mid-market and enterprise customers and blue-chip channel partners.

The purchase price paid by FNAC for Apptix was $28.0 million, subject to adjustments for closing date cash on hand, unpaid indebtedness and unpaid transaction costs. The purchase price was paid (i) $22,963,484.32 in cash, and (ii) the balance in 2,997,926 shares of Fusion’s common stock (the “Seller Shares”), based upon a $1.68 per share average price of Fusion’s common stock over the 180-day period preceding the closing. The cash portion of the purchase price was funded through a new senior secured facility entered into simultaneous with the Apptix acquisition (see Item 2.03 below).

Fusion has agreed, on or prior to August 14, 2017, at its expense (i) to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) to register resale of the Seller Shares on behalf of the Seller (and, if applicable, distribution of the Seller Shares to the shareholders of the Seller), (ii) to cause the registration statement to become effective no more than 90 days following the date it is filed (120 days under certain circumstances), and (iii) to maintain the effectiveness of the registration statement for up to two years. Notwithstanding the foregoing, the Seller has agreed to use its reasonable efforts to obtain an agreement from certain of its shareholders, not to sell any such Seller Shares, including under the registration statement, prior to November 14, 2017.

The foregoing description of the Apptix Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Apptix Purchase Agreement which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The Apptix Purchase Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about Fusion, FNAC or any other subsidiary of Fusion. The representations, warranties and covenants contained in the Apptix Purchase Agreement are made only for purposes of the specific agreement and are made as of specific dates; are solely for the benefit of the parties to that agreement; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Apptix Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Fusion or any subsidiary of Fusion. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 14, 2016 (i) FNAC entered into a Credit Agreement (the “East West Credit Agreement”) with East West Bank, as Administrative Agent, Swingline Lender, an Issuing Bank and a Lender (“East West Bank”) and other lenders (collectively with East West Bank, the “East West Lenders”) and (ii) FNAC, Fusion and Fusion’s subsidiaries other than FNAC (the “Subsidiaries” and together with Fusion and FNAC, the “Company”) entered into the Fifth Amended and Restated Securities Purchase Agreement (the “Restated Purchase Agreement”) with Praesidian Capital Opportunity Fund III, L.P., Praesidian Capital Opportunity Fund III-A, LP and United Insurance Company of America (collectively, the “Praesidian Lenders”). The Restated Purchase Agreement amends and restates the terms of the Fourth Amended and Restated Securities Purchase Agreement and Security Agreement, dated December 8, 2015 (the “Fourth Amendment”), pursuant to which FNAC previously sold its Series A, Series B, Series C, Series D, Series E and Series F senior notes in an aggregate principal amount of $33.6 million (the “SPA Notes”).

Under both the East West Credit Agreement and the Restated Purchase Agreement:

●
The Company is subject to a number of affirmative and negative covenants, including but not limited to, restrictions on paying indebtedness subordinate to its obligations to the lenders, incurring additional indebtedness, making capital expenditures, dividend payments and cash distributions by subsidiaries.

●
The Company is required to comply with various financial covenants, including leverage ratio, fixed charge coverage ratio and minimum levels of earnings before interest, taxes, depreciation and amortization; and its failure to comply with any of the restrictive or financial covenants could result in an event of default and accelerated demand for repayment of its indebtedness.

●	The Company granted the lenders security interests on all of its assets, as well as the capital stock of FNAC and each of the Subsidiaries.

●	Fusion and the Subsidiaries (and future subsidiaries of both) have guaranteed FNAC’s obligations, including FNAC’s repayment obligations thereunder.

The foregoing and following descriptions of the East West Credit Agreement and the Restated Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the East West Credit Agreement, which is attached hereto as Exhibit 10.2, and the Restated Purchase Agreement, which is attached hereto as Exhibit 10.3, each of which is incorporated by reference herein. The East West Credit Agreement and the Restated Purchase Agreement have been included as exhibits hereto solely to provide investors and security holders with information regarding their respective terms. They are not intended to be a source of financial, business or operational information about Fusion, FNAC or any other subsidiary of Fusion. The representations, warranties and covenants contained in the East West Credit Agreement and the Restated Purchase Agreement are made only for purposes of the specific agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of each such agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Fusion, FNAC or any other subsidiary of Fusion. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the respective agreement, which subsequent information may or may not be fully reflected in public disclosures.

East West Credit Facility

Contemporaneously with the completion of the Apptix transaction, FNAC entered into, and consummated the transactions contemplated by, the East West Credit Agreement. Under the East West Credit Agreement, the East West Lenders extended the Company (i) a $65 million term loan and (ii) a $5 million revolving credit facility (which includes up to $4,000,000 in “swingline” loans that may be accessed on a short-term basis). The proceeds of the term loan were used, in part, to retire FNAC’s obligations under a $40 million credit Facility with Opus Bank and, in part, to fund FNAC’s acquisition of Apptix (see Item 2.01 above).

Borrowings under the East West Credit Agreement are evidenced by promissory notes bearing interest at rates to be computed based upon either the then current “prime” rate of interest or “LIBOR” rate of interest, as selected by FNAC at the time of its borrowings. Interest on borrowings that FNAC designates as “base rate” loans bear interest at the greater of the prime rate published by the Wall Street Journal or 3.25% per annum, in each case plus 2% per annum. Interest on borrowings that FNAC designates as “LIBOR rate” loans bear interest at the LIBOR rate of interest published by the Wall Street Journal, plus 5% per annum.

The Company is required to repay the term loan in equal monthly payments of $270,833.33 commencing January 1, 2017 and continuing until January 1, 2018, when monthly payments increase to $541,666.67 until the maturity date of the term loan on November 12, 2021. Borrowings under the revolving credit facility are also payable on the November 12, 2021 maturity date of the facility.

In conjunction with the execution of the East West Credit Agreement, the Company and the East West Lenders also entered into (i) an IP Security Agreement under which the Company has pledged intellectual property to the East West Lenders to secure payment of the East West Credit Agreement, (ii) Subordination Agreements under which certain creditors of the Company and the East West Lenders have established priorities among them and reached certain agreements as to enforcing their respective rights against the Company, and (iii) a Pledge and Security Agreement under which Fusion and FNAC have each pledged its equity interest in its subsidiaries to the East West Lenders.

Restated Purchase Agreement

The Restated Purchase Agreement amends the Fourth Amendment by (i) providing the Praesidian Lenders’ consent to the acquisition of Apptix, (ii) joining Apptix as a guarantor and credit party under the Restated Purchase Agreement, (iii) modifying certain financial covenants contained in the Fourth Amendment, and (iv) extending the maturity date of the SPA Notes to May 12, 2022. The Praesidian Lenders have also entered into a Subordination Agreement with the East West Lenders pursuant to which the Praesidian Lenders have subordinated their right to payment under the Restated Purchase Agreement to repayment of the Company’s obligations under the East West Credit Agreement.

Except as described in the preceding paragraph, the Restated Purchase Agreement contains substantially the same terms and conditions as the Fourth Amendment. Those terms are described in Fusion’s Current Report on Form 8-K which, along with a copy of the Fourth Amendment, was filed with the Securities and Exchange Commission on December 14, 2015.

Item 3.02 Unregistered Sales of Equity Securities.

(a)         As discussed under Item 2.01, above, on November 16, 2016, Fusion issued an aggregate of 2,997,926 Seller Shares to the Seller, an accredited investor, under the Apptix Purchase Agreement, in connection with FNAC’s acquisition of Apptix. The information provided under Item 2.01, above, is incorporated in this section by this reference. The investor is a “non-US person” and the certificates evidencing the Seller Shares bear a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption therefrom. The issuance of the Seller Shares is exempt from the registration requirements of the Securities Act by reason of Regulation S thereunder.

(b)         On November 16, 2016, Fusion sold an aggregate of 2,431,091 shares of its common stock (the “SPA Shares”) for an aggregate purchase price of $2,795,754, or $1.15 per share. The SPA Shares were sold pursuant to the terms of a Common Stock Purchase Agreement (the “Stock Purchase Agreement”), dated November 14, 2016, with 22 separate investors, each of whom is an accredited investor as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

Fusion has agreed that, not later than December 29, 2016 it will file a registration statement under the Securities Act to register resale of the SPA Shares on behalf of the registered owners. The Stock Purchase Agreement requires Fusion to pay liquidated damages to the registered owners, in an amount not to exceed 12% of the purchase price of the SPA Shares, in the event the registration statement is not timely filed, or if it is not declared effective by the Securities and Exchange Commission within the prescribed time, or if Fusion fails to maintain the effectiveness of the registration statement during the prescribed period, or if there ceases to be “current public information” about Fusion, within the meaning of Rule 144 under the Securities Act, during the prescribed time provided. Fusion has also agreed to certain limitations on issuing shares of its common stock, or securities convertible or exchangeable into common stock, during the period from the date of the Stock Purchase Agreement until 45 days following the effective date of the registration statement.

Fusion paid a placement agent fee of approximately 7% of the proceeds from the sale of the SPA Shares to Craig-Hallum Capital Group LLC, a licensed broker-dealer. Each of the purchasers represented that it was an accredited investor, purchasing the SPA Shares for its own account, for investment purposes and not with a view towards distribution; and the certificates evidencing the SPA Shares bear a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption therefrom. The issuance of the SPA Shares is exempt from the registration requirements of the Securities Act by reason of Section 4(2) of the Securities Act and Regulation D thereunder.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the execution version of the Stock Purchase Agreement, a composite copy of which is attached hereto as Exhibit 10.4 and is incorporated by reference herein. The Stock Purchase Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about Fusion or any subsidiary of Fusion. The representations, warranties and covenants contained in the Stock Purchase Agreement are made only for purposes of the specific agreement and are made as of specific dates; are solely for the benefit of the parties thereto; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of each such agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Fusion or any subsidiary of Fusion. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the respective agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 1.01 Entry into a Material Definitive Agreement

As discussed under Items 2.01 and 3.02(a), above, on November 14, 2016 FNAC and Fusion entered into the Apptix Purchase Agreement. The information provided under Items 2.01 and 3.02(a) above, is incorporated in this section by this reference.

As discussed under Item 2.03 above, on November 14, 2016 FNAC entered into (i) the East West Credit Agreement and (ii) the Restated Purchase Agreement. The information provided under Item 2.03 above, is incorporated in this section by this reference.

As discussed under Item 3.02(b) above, on November 14, 2016, Fusion entered into the Stock Purchase Agreement. The information provided under Item 3.02(b), above, is incorporated in this section by this reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of the acquired business for the periods required by this item are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The information required by this item is filed as Exhibit 99.2 to this current report and is incorporated herein by reference.

(c)	Shell Company Transactions.

Not Applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1.1	Credit Agreement, dated November 14, 2016, by and among Fusion NBS Acquisition Corp., East West Bank and the Other Lender from time to time party thereto*

10.1.2	Revolving Loan Note under Credit Agreement dated November 14, 2016*

10.1.3	Term Loan Note under Credit Agreement dated November 14, 2016*

10.1.4	Swingline Loan Note under Credit Agreement dated November 14, 2016*

10.1.5
Subordination Agreement, dated as of November 14, 2016, by and among Fusion NBS Acquisition Corp., Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., PingTone Communications Inc., Fusion BVX LLC, Fidelity Telecom, LLC, Fidelity Access Network, Inc., Fidelity Access Networks, LLC, Fidelity Connect, LLC, Fidelity Voice Services, LLC, Apptix, Inc., Praesidian Capital Opportunity Fund III, LP, as agent, and East West Bank, as administrative agent*

10.1.6	InterCreditor and Subordination Agreement, dated as of November 14, 2016, by and among Marvin Rosen, Fusion Telecommunications International, Inc. and East West Bank, as administrative agent*

10.1.7
Pledge and Security Agreement, dated as of November 14, 2016, by and among Fusion NBS Acquisition Corp., Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., PingTone Communications Inc., Fusion BVX LLC, Fidelity Telecom, LLC, Fidelity Access Network, Inc., Fidelity Access Networks, LLC, Fidelity Connect, LLC, Fidelity Voice Services, LLC, Apptix, Inc. and East West Bank, as administrative agent*

10.1.8
Guaranty, dated as of November 14, 2016, by Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., PingTone Communications Inc., Fusion BVX LLC, Fidelity Telecom, LLC, Fidelity Access Network, Inc., Fidelity Access Networks, LLC, Fidelity Connect, LLC, Fidelity Voice Services, LLC and Apptix, Inc. to East West Bank, as administrative agent*

10.1.9
Intellectual Property Security Agreement, dated as of November 14, 2016, by and among Fusion NBS Acquisition Corp., Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., PingTone Communications Inc., Fusion BVX LLC, Fidelity Telecom, LLC, Fidelity Access Network, Inc., Fidelity Access Networks, LLC, Fidelity Connect, LLC, Fidelity Voice Services, LLC, Apptix, Inc. and East West Bank, as administrative agent*

10.2
Fifth Amended and Restated Securities Purchase Agreement, dated as of November 14, 2016, by and among Fusion NBS Acquisition Corp., Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., PingTone Communications Inc., Fusion BVX LLC, Fidelity Telecom, LLC, Fidelity Access Network, Inc., Fidelity Access Networks, LLC, Fidelity Connect, LLC, Fidelity Voice Services, LLC, Apptix, Inc., Praesidian Capital Opportunity Fund III, L.P., Praesidian Capital Opportunity Fund III-A, LP and United Insurance Company of America*

10.3.1	Stock Purchase and Sale Agreement, dated as of November 14, 2016, by and among Fusion Telecommunications International, Inc., Fusion NBS Acquisition Corp. and Apptix, ASA*

10.3.2	Registration Rights Agreement, dated as of November 14, 2016, by and among Fusion Telecommunications International, Inc., Fusion NBS Acquisition Corp. and Apptix, ASA*

10.4	Common Stock Purchase Agreement, dated as of November 16, 2016, by and among Fusion Telecommunications International, Inc. and the several purchasers of its common stock**

99.1	Financial Statements**

99.2	Pro Forma Financial Information**

* - Filed as an Exhibit with the corresponding number to the Company’s Current Report on Form 8-K/A filed on November 18, 2016 and incorporated herein by reference.

** - Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ Gordon Hutchins, Jr.
Gordon Hutchins, Jr.
January 27, 2017	President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1.1	Credit Agreement, dated November 14, 2016, by and among Fusion NBS Acquisition Corp., East West Bank and the other Lender from time to time party thereto*

10.1.2	Revolving Loan Note under Credit Agreement, dated November 14, 2016*

10.1.3	Term Loan Note under Credit Agreement, dated November 14, 2016*

10.1.4	Swingline Loan Note under Credit Agreement, dated November 14, 2016*

10.1.5
Subordination Agreement, dated as of November 14, 2016, by and among Fusion NBS Acquisition Corp., Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., PingTone Communications Inc., Fusion BVX LLC, Fidelity Telecom, LLC, Fidelity Access Network, Inc., Fidelity Access Networks, LLC, Fidelity Connect, LLC, Fidelity Voice Services, LLC, Apptix, Inc., Praesidian Capital Opportunity Fund III, LP, as agent, and East West Bank, as administrative agent*

10.1.6	InterCreditor and Subordination Agreement, dated as of November 14, 2016, by and among Marvin Rosen, Fusion Telecommunications International, Inc. and East West Bank, as administrative agent*

10.1.7
Pledge and Security Agreement, dated as of November 14, 2016, by and among Fusion NBS Acquisition Corp., Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., PingTone Communications Inc., Fusion BVX LLC, Fidelity Telecom, LLC, Fidelity Access Network, Inc., Fidelity Access Networks, LLC, Fidelity Connect, LLC, Fidelity Voice Services, LLC, Apptix, Inc. and East West Bank, as administrative agent*

10.1.8
Guaranty, dated as of November 14, 2016, by Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., PingTone Communications Inc. Fusion BVX LLC, Fidelity Telecom, LLC, Fidelity Access Network, Inc., Fidelity Access Networks, LLC, Fidelity Connect, LLC, Fidelity Voice Services, LLC and Apptix, Inc. to East West Bank, as administrative agent

10.1.9
Intellectual Property Security Agreement, dated as of November 14, 2016, by and among Fusion NBS Acquisition Corp., Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., PingTone Communications Inc., Fusion BVX LLC, Fidelity Telecom, LLC, Fidelity Access Network, Inc., Fidelity Access Networks, LLC, Fidelity Connect, LLC, Fidelity Voice Services, LLC, Apptix, Inc. and East West Bank, as administrative agent*

10.2
Fifth Amended and Restated Securities Purchase Agreement, dated as of November 14, 2016, by and among Fusion NBS Acquisition Corp., Fusion Telecommunications International, Inc., Network Billing Systems, L.L.C., PingTone Communications Inc., Fusion BVX LLC, Fidelity Telecom, LLC, Fidelity Access Network, Inc., Fidelity Access Networks, LLC, Fidelity Connect, LLC, Fidelity Voice Services, LLC, Apptix, Inc., Praesidian Capital Opportunity Fund III, L.P., Praesidian Capital Opportunity Fund III-A, LP and United Insurance Company of America*

10.3.1	Stock Purchase and Sale Agreement, dated as of November 14, 2016, by and among Fusion Telecommunications International, Inc., Fusion NBS Acquisition Corp. and Apptix, ASA*

10.3.2	Registration Rights Agreement, dated as of November 14, 2016, by and among Fusion Telecommunications International, Inc., Fusion NBS Acquisition Corp. and Apptix, ASA*

10.4	Common Stock Purchase Agreement, dated as of November 16, 2016, by and among Fusion Telecommunications International, Inc. and the several purchasers of its common stock**

99.1	Financial Statements**

99.2	Pro Forma Financial Information**

* - Filed as an Exhibit with the corresponding number to the Company’s Current Report on Form 8-K/A filed on November 18, 2016 and incorporated herein by reference.

** - Filed herewith.